Exhibit 10(a)

SEVENTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This seventh Amendment to Amended and Restated Credit AgreemenT (this “Seventh Amendment”) is entered into as of May 3, 2019 (the “Seventh Amendment Effective Date”), by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), the Guarantors party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), the Letter of Credit Issuer, the Swingline Lender and the Lenders party hereto.

RECITALS

WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 9, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Seventh Amendment);

WHEREAS, pursuant to the Credit Agreement, Lenders have extended credit in the form of Loans to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has requested that Lenders amend certain provisions contained in the Credit Agreement as more specifically provided for herein; and

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders have agreed to enter into this Seventh Amendment to, among other things, (i) evidence the reaffirmation of the Borrowing Base of $615,000,000 as set forth in Section 2 hereof and (ii) amend certain provisions of the Credit Agreement as more specifically provided for herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and the Lenders hereby agree as follows:

Section 1.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Seventh Amendment Effective Date in the manner provided in this Section 1.

1.1Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions, which shall read in full as follows:

“Seventh Amendment” shall mean that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of the Seventh Amendment

Effective Date among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Seventh Amendment Effective Date” means May 3, 2019.

1.2Restatement of Definitions. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Capital Leases” shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is, or is required to be, capitalized or accounted for as a capital lease or finance lease on the balance sheet of that Person.

“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Guarantee, the Security Documents, any Intercreditor Agreement and any promissory notes issued by the Borrower under this Agreement and any other agreements executed by Credit Parties in connection with this Agreement and expressly identified as “Credit Documents” therein.

1.3Amendment to Section 1.3 of the Credit Agreement. Section 1.3 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

1.3    Accounting Terms.    All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be calculated, submitted and/or delivered (or deemed delivered) pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with, (a) solely with respect to such financial data required to be calculated, submitted and/or delivered (or deemed delivered) prior to the Seventh Amendment Effective Date (other than with respect to any Test Periods ending after December 31, 2018), the Historical Financial Statements, and (b) with respect to such financial data required to be so calculated, submitted and/or delivered (or deemed delivered) on or after the Seventh Amendment Effective or with respect to any Test Period ending on or after March 31, 2019, the unaudited consolidated financial statements and audited consolidated financial statements first delivered (or deemed delivered) to the Lenders after the Seventh Amendment Effective Date, in each case of clauses (a) and (b) hereof, except as otherwise specifically prescribed herein; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Seventh Amendment Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made giving effect to Financial Accounting Standards Board Accounting Standards Codification 842 with respect to the accounting treatment of capital leases and operating leases thereof, but without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein.

Section 2.Borrowing Base Redetermination. In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 hereof, the Administrative Agent and the Lenders hereby agree that the Borrowing Base of $615,000,000 is hereby reaffirmed, and the Borrowing Base shall remain at $615,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment to the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 2 shall be deemed to be the Scheduled Redetermination scheduled for on or about May 1, 2019 for purposes of Section 2.14 of the Credit Agreement.

Section 3.Conditions Precedent to Amendment. Subject to the satisfaction (or waiver) of the following conditions, the amendments to the Credit Agreement contained in Section 1 hereof and the reaffirmation of the Borrowing Base set forth in Section 2 shall each be effective on the Seventh Amendment Effective Date:

3.1Counterparts. The Administrative Agent shall have received (a) counterparts hereof duly executed by an Authorized Officer of the Borrower and the Guarantors and (b) executed counterparts of the Administrative Agent and the Lenders constituting the Required Lenders.

3.2No Default; No Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency shall then exist, in each case, before and after giving effect to this Seventh Amendment.

3.3Other Documents. The Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Seventh Amendment and the transactions contemplated hereby.

Each Lender, by delivering its signature page to this Seventh Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, this Seventh Amendment and each other document, agreement and/or instrument or other matter required to be approved by Lenders on the Seventh Amendment Effective Date. The Administrative Agent is hereby authorized and directed to declare the amendments in Section 1 hereof to be effective on the date it confirms to the

Borrower in writing that the foregoing conditions have been met to the reasonable satisfaction of Administrative Agent (or the waiver of such conditions as permitted hereby). Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Credit Agreement for all purposes.

Section 4.Representations and Warranties. To induce the Lenders and Administrative Agent to enter into this Seventh Amendment, Borrower hereby represents and warrants to Lenders and Administrative Agent as follows as of the Seventh Amendment Effective Date:

4.1Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Credit Documents is true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification in which case such representations and warranties shall be true and correct in all respects) with the same effect as though each such representation and warranty had been made on and as of the Seventh Amendment Effective Date (except where any such representation and warranty expressly relates to an earlier date, in which case each such representation and warranty shall have been true and correct in all material respects as of such earlier date).

4.2Due Authorization. The execution, delivery and performance by Borrower of this Seventh Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, and require no action by or in respect of, or filing with, any governmental body, agency or official.

4.3Validity and Enforceability. This Seventh Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

4.4No Defense. Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Credit Documents or any Liens intended to be created thereby.

Section 5.Miscellaneous.

5.1No Waivers. No failure or delay on the part of Administrative Agent or Lenders to exercise any right or remedy under the Credit Agreement, any other Credit Documents or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Credit Documents and applicable law.

5.2Reaffirmation of Credit Documents. Any and all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect as amended and modified hereby. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations nor limit or impair any guarantees of any Guarantor under the

Credit Documents, each of which are hereby ratified, affirmed and extended to secure the Obligations.

5.3Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Seventh Amendment and all related documents.

5.4Parties in Interest. All of the terms and provisions of this Seventh Amendment shall bind and inure to the benefit of the parties to the Credit Agreement and the other Credit Documents and their respective successors and assigns.

5.5Counterparts. This Seventh Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same counterpart; however, no party shall be bound by this Seventh Amendment until Borrower, the Guarantors, the Administrative Agent and Lenders constituting the Required Lenders have executed a counterpart. Facsimiles and counterparts executed by electronic signature (e.g., .pdf) shall be effective as originals.

5.6Complete Agreement. THIS SEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.7Headings. The headings, captions and arrangements used in this Seventh Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Seventh Amendment, nor affect the meaning thereof.

5.8Governing Law. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.9Severability. Any provision of this Seventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.10Release. IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS SEVENTH AMENDMENT, EACH CREDIT PARTY HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, ANY LENDER, THE SWINGLINE LENDER, THE LETTER OF CREDIT ISSUER, ANY OF THEIR AFFILIATES OR ANY OF THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS OR REPRESENTATIVES OR ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS

OR ASSIGNS (COLLECTIVELY, THE “LENDER-RELATED PARTIES”) FROM, AND COVENANTS NOT TO SUE THE LENDER-RELATED PARTIES FOR, ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT OR INDIRECT, SOLELY ARISING OUT OF OR FROM OR RELATED TO ANY OF THE CREDIT DOCUMENTS, WHICH ANY CREDIT PARTY NOW OWNS AND HOLDS, OR HAS AT ANY TIME HERETOFORE OWNED OR HELD, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS SECTION 5.10 IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE LENDER-RELATED PARTIES BY ANY CREDIT PARTY AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER MADE BY ANY CREDIT PARTY IN FAVOR OF ANY OF THE LENDER-RELATED PARTIES.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed by their respective authorized officers effective as of the Seventh Amendment Effective Date.

BORROWER:

DENBURY RESOURCES INC.,
a Delaware corporation

By:	/s/ James S. Matthews
Name:	James S. Matthews
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

Each of the undersigned (i) consent and agree to this Seventh Amendment, and (ii) agree that the Credit Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

GUARANTORS:

DENBURY GATHERING & MARKETING, INC.
DENBURY HOLDINGS, INC.
DENBURY OPERATING COMPANY
DENBURY ONSHORE, LLC
DENBURY PIPELINE HOLDINGS, LLC
DENBURY AIR, LLC
DENBURY GREEN PIPELINE-TEXAS, LLC
DENBURY GULF COAST PIPELINES, LLC
GREENCORE PIPELINE COMPANY LLC
DENBURY GREEN PIPELINE-MONTANA, LLC
DENBURY GREEN PIPELINE-RILEY RIDGE, LLC
DENBURY THOMPSON PIPELINE, LLC
ENCORE PARTNERS GP HOLDINGS LLC
PLAIN ENERGY HOLDINGS, LLC
DENBURY BROOKHAVEN PIPELINE, LLC
DENBURY GREEN PIPELINE-NORTH DAKOTA, LLC

By:	/s/ James S. Matthews
Name:	James S. Matthews
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

DENBURY BROOKHAVEN PIPELINE PARTNERSHIP, LP

By:	Denbury Brookhaven Pipeline, LLC, its general partner

By:	/s/ James S. Matthews
Name:	James S. Matthews
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ADMINISTRATIVE AGENT/LENDER:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Swingline Lender, Letter of Credit Issuer, and a Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Officer

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Katherine Scalzo
Name:	Katherine Scalzo
Title:	Director

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Wesley Fontana
Name:	Wesley Fontana
Title:	Managing Director

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Managing Director

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

COMERICA BANK,
as a Lender

By:	/s/ Mackenzie Dold
Name:	Mackenzie Dold
Title:	Vice President

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Scott Danvers
Name:	Scott Danvers
Title:	Authorized Signatory

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ING CAPITAL LLC,
as a Lender

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SUNTRUST BANK,
as a Lender

By:	/s/ William S. Krueger
Name:	William S. Krueger
Title:	Senior Vice President

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Dale Conder
Name:	Dale Conder
Title:	Senior Vice President

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

FIFTH THIRD BANK,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

BOKF, NA DBA BANK OF TEXAS,
as an Exiting Lender

By:	/s/ Mackenzie Whipps
Name:	Mackenzie Whipps
Title:	AVP, Relationship Manager

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

COMPASS BANK,
as an Exiting Lender

By:	/s/ Rachel Festervand
Name:	Rachel Festervand
Title:	Sr. Vice President

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CITIBANK, N.A.,
as an Exiting Lender

By:	/s/ Brian S. Broyles
Name:	Brian S. Broyles
Title:	Attorney-In-Fact

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as an Exiting Lender

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Joseph Cariello
Name:	Joseph Cariello
Title:	Director

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

PNC BANK, NATIONAL ASSOCIATION,
as an Exiting Lender

By:	/s/ John Ataman
Name:	John Ataman
Title:	SVP

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SANTANDER BANK, N.A.,
as an Exiting Lender

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	SVP

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	VP

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

THE BANK OF NOVA SCOTIA,
as an Exiting Lender

By:	/s/ Thane Rattew
Name:	Thane Rattew
Title:	Managing Director

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION,
as an Exiting Lender

By:	/s/ Hiroyuki Maeda
Name:	Hiroyuki Maeda
Title:	Managing Director & Joint General Manager

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

U.S. BANK NATIONAL ASSOCIATION,
as an Exiting Lender

By:	/s/ Mike Warren
Name:	Mike Warren
Title:	Sr. VP

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

UBS AG, STAMFORD BRANCH,
as an Exiting Lender

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

Signature Page
Seventh Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.